UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2023 (June 14, 2023)

Eagle Bulk Shipping Inc.
(Exact name of registrant as specified in its charter)
Republic of the Marshall Islands	001-33831	98-0453513
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)
300 First Stamford Place, 5th Floor
Stamford, CT 06902
(Address of principal executive offices, including zip code)
(Registrant’s telephone number, including area code): (203) 276-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EGLE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 14, 2023, Eagle Bulk Shipping Inc., a Republic of the Marshall Islands corporation (the “Company”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”). There were a total of 13,711,744 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. A total of 10,656,096 shares of Common Stock, constituting a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, were represented at the Annual Meeting either in person or by proxy and accordingly, a quorum was present. At the Annual Meeting, the Company’s shareholders voted on the following matters and cast their votes as described below.
Proposal No. 1: Election of Directors
The shareholders of the Company elected each of the individuals nominated by the Board of Directors of the Company. The voting results were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Paul M. Leand, Jr.	8,344,998	297,110	2,013,988
A. Kate Blankenship	8,500,672	141,436	2,013,988
Randee E. Day	8,447,699	194,409	2,013,988
Justin A. Knowles	8,527,435	114,673	2,013,988
Bart Veldhuizen	8,350,484	291,624	2,013,988
Gary Vogel	8,528,662	113,446	2,013,988
Gary Weston	7,286,114	1,355,994	2,013,988
Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm
The shareholders of the Company ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The voting results were as follows:

Votes For	Votes Against	Abstentions
10,473,078	145,589	37,429
Proposal No. 3: Advisory Vote on Executive Compensation
The shareholders of the Company approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement for the 2023 Annual Meeting of Shareholders. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,246,759	336,832	58,517	2,013,988
Proposal No. 4: Frequency of Advisory Vote on Executive Compensation
The shareholders of the Company recommended, on a non-binding basis, the frequency of future advisory votes on compensation of named executive officers to occur every one year. The voting results were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
4,614,665	17,250	168,255	3,841,938	2,013,988
In light of the voting results with respect to Proposal No. 4 concerning the non-binding recommendation on the frequency of future advisory shareholder votes on the compensation of named executive officers, the Company has determined that it will include a non-binding advisory vote on the compensation of named executive officers in its proxy materials annually at least until the Company holds the next non-binding advisory shareholder vote with respect to the frequency of future non-binding advisory votes on the compensation of named executive officers. The Company is required to propose such votes on such frequency at least once every six years and it is expected that the next proposal will occur at the 2029 Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BULK SHIPPING INC.
(registrant)

Dated: June 16, 2023	By:	/s/ Constantine Tsoutsoplides
	Name:	Constantine Tsoutsoplides
	Title:	Chief Financial Officer